          SECOND AMENDMENT to that certain Lease dated August 15, 1994, together with its Addendum, Second Addendum and First Amendment dated May 10, 1996, copies of which are attached hereto and made a part hereof, between Waterfront Tower Partners, L.P. Landlord and SERENA Software International, formerly known as SERENA Consulting, Incorporated. Tenant.

Now therefore:

The above referenced Lease, its addendums and First Amendment thereto remain in full force and effect except as herein set forth:

     1. An additional 4,546 square feet of rentable space is hereby added to the presently contracted 17,322 square feet for a total of 21,868 square feet. Said 4,546 square feet is located on the third floor at 500 Airport Boulevard, Burlingame, California, 94010, known as Suite 318 and is shown on Exhibit A attached hereto. Estimated occupancy date is October 1, 1996. Actual occupancy date is NOVEMBER 1, 1996.

     2. This lease for the additional 4,546 square feet will be coterminous with the lease terms set forth in the above referenced First Amendment. The rent schedule for additional 4,546 square feet will be as follows:

             MONTHLY OF TERM            MONTHLY RENT
                1 - 12             $7,273.60 ($1.60/sq.ft.)
               13 - 24             $7,500.90 ($1.65/sq.ft.)
               25 - 36             $7,728.20 ($1.70/sq.ft.)
               37 - 40             $7,955.50 ($1.75/sq.ft.)
               Bal. of Term        $8,182.80 ($1.80/sq.ft.)

A summary of the rent schedule for the total square footage of 21,868 is attached as Exhibit 'B'. This summary will blend the above rent schedule with existing rent payments and will be modified to conform with the date of occupancy of Suite 318 and go into effect as of said occupancy date.

     3. The new space will be improved with Landlords Standard Tenant Improvements as shown on final plans approved by both parties and made a part hereof. Unless otherwise provided for in said plans, Landlord will complete work at Landlords expense.

     4. An additional Security Deposit of $7,273.60 shall be paid by Tenant to Landlord upon execution of this Amendment by both parties.

     5. Direct expense Base Year to be 1996. Tenant's percentage of building space upon occupancy of 4,546 square feet will be 21.8%.

     6. Landlord is not represented by a Broker and is not liable for any brokerage fees unless otherwise provided herein.

     7. Upon occupancy of the additional 4,546 square feet an additional four covered parking spaces will be reserved for Tenant at a monthly rental of $100.00. This brings the total of tenant's covered parking spaces provided as referenced in Exhibit E of our Lease to 15. Tenant shall be responsible for the cost of the signs which designate each additional space.

We the undersigned, hereby agree to the terms and conditions herein set forth.

Date: August 20, 1996                   Date: 8/24/96
      ---------------                         -------
Tenant                                  Landlord
SERENA Software International           Waterfront Tower Partners L.P.
formerly known as SERENA                by Peninsula Office Mgmt. Inc.
Consulting Incorporated                 General Partner

by  /s/ Douglas D. Troxel               by  /s/ Angelo A. Orphan
   ----------------------                   -----------------------
Douglas D. Troxel                       Angelo A. Orphan
President and CEO                       General Partner & President

                                     EXHIBIT A

                                  [IMAGES OMITTED]

                                     EXHIBIT B

                               SERENA SOFTWARE LEASE
                           TERM AND MONTHLY RENT SUMMARY

                   Original Square Footage        Add Space 2nd Floor Add  Space 3rd Floor      Monthly Rent

Term Dates No. of Months 15,594                          1,738                4,546                21,878
02/01/95-01/31/96      12       $1.25      $19,492.50                                              $19,492.50
02/01/96-07/31/96      5        $1.30      $20,272.20                                              $20,272.20

Beginning New 60 Month Lease Term
08/01/96-10/31/96      3        $1.30      $20,272.20    $1.60    $2,780.80                        $23,053.00
11/01/96-01/31/97      3        $1.30      $20,272.20    $1.60    $2,780.80   $1.60   $7,273.60    $30,326.60
02/01/97-09/30/97      8        $1.35      $21,051.90    $1.65    $2,867.70   $1.60   $7,273.60    $31,193.20
10/01/97-01/31/98      4        $1.35      $21,051.90    $1.65    $2,867.70   $1.65   $7,500.90    $31,420.50
02/01/98-09/30/98      8        $1.40      $21,831.60    $1.70    $2,954.60   $1.65   $7,500.90    $32,287.10
10/01/98-01/31/99      4        $1.40      $21,831.60    $1.70    $2,954.60   $1.70   $7,728.20    $32,514.40
02/01/99-09/30/99      8        $1.50      $23,391.00    $1.75    $3,041.50   $1.70   $7,728.20    $34,160.70
10/01/99-01/31/00      4        $1.50      $23,391.00    $1.75    $3,041.50   $1.75   $7,955.50    $34,388.00
02/01/00-09/30/00      8        $1.55      $24,170.70    $1.80    $3,128.40   $1.75   $7,955.50    $35,254.60
10/01/00-01/31/01      4        $1.55      $24,170.70    $1.80    $3,128.40   $1.80   $8,182.80    $35,481.90
02/01/01-07/31/01      6        $1.60      $24,950.40    $1.85    $3,215.30   $1.80   $8,182.80    $36,348.50